UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2016

Universal Biosensors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52607	98-0424072
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue Rowville, 3178, Victoria Australia	Not Applicable
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 3 9213 9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2016, Universal Biosensors, Inc. (the “Company”) filed a report with the Australian Securities Exchange (the “ASX Report”) in which the Company announced its financial results for its fourth quarter and fiscal year ended December 31, 2015. The Company also hosted a conference call on Friday, February 19, 2016 to review these results. Copies of the ASX Report, the appendix to the ASX Report and the conference call presentation slides are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. All information in Exhibits 99.1, 99.2 and 99.3 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit	Description

99.1	ASX Notice of Universal Biosensors, dated February 17, 2016

99.2	Appendix to the ASX Notice of Universal Biosensors, dated February 17, 2016

99.3	Investor Presentation: FY2015 Financial Results (presentation slides for the investor conference call held on February 19, 2016)

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: February 19, 2015	By:	/s/ Paul Wright
Paul Wright
Chief Executive Officer

3.

Exhibit Index

Exhibit	Description

99.1	Press Release of Universal Biosensors, dated February 17, 2016

99.2	Appendix to the ASX Notice of Universal Biosensors, dated February 17, 2016

99.3	Investor Presentation: FY2015 Financial Results (presentation slides for the investor conference call held on February 17, 2016)

4.